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Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

As adopted pursuant to

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the amended Annual Report of ACCO Brands Corporation on Form 10-K for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on March 1, 2007, (the "Report"), I, Neal V. Fenwick, Chief Financial Officer of ACCO Brands Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ACCO Brands Corporation.

By:	/s/ NEAL V. FENWICK Neal V. Fenwick Executive Vice President and Chief Financial Officer

February 29, 2008

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  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, As adopted pursuant to SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002